SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 30, 2002
(Date of earliest event reported)

Openwave Systems Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-25687	94-3219054
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1400 Seaport Boulevard
Redwood City, CA 94063
(Address of principal executive offices)

(650) 480-8000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Openwave Systems Inc. issued a press release on September 30, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Exhibits.

99.1	Press Release issued by Openwave Systems Inc., dated September 30, 2002, entitled “Openwave Reaffirms September 2002 Quarter Outlook And Accelerates Restructuring Plan.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/S/ ALAN J. BLACK
Name:	Alan J. Black
Title:	Chief Financial Officer and Senior Vice President, Corporate Affairs

Date: October 1, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Openwave Systems Inc., dated September 30, 2002, entitled “Openwave Reaffirms September 2002 Quarter Outlook And Accelerates Restructuring Plan.”